UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Jimmy Dunne to the Board of Directors

On December 1, 2023, the Board of Directors (the “Board”) of American International Group, Inc. (the “Company” or “AIG”) elected James (Jimmy) Dunne III as a director of AIG, effective December 1, 2023. In connection with Mr. Dunne’s election, the Board increased its size from 10 to 11 directors, and he will join the Board to fill the resulting vacancy. No determinations as to Mr. Dunne’s committee appointments have been made at this time.

The Board has determined that Mr. Dunne is an independent director under the New York Stock Exchange Listing Standards and the Company’s independence guidelines, as set forth in its Corporate Governance Guidelines.

Mr. Dunne will participate in the compensation program for independent directors as described under “Corporate Governance - Compensation of Directors” in AIG’s 2023 Notice of Annual Meeting and Proxy Statement filed with the Securities and Exchange Commission on March 29, 2023.

There are no arrangements or understandings between Mr. Dunne and any other person pursuant to which Mr. Dunne was elected to serve as a director. Mr. Dunne has no family relationship with any director or executive officer of the Company.

Mr. Dunne is Vice Chairman & Senior Managing Principal, Piper Sandler Companies (“Piper Sandler”). In September 2022, Piper Sandler’s U.S. broker dealer subsidiary, Piper Sandler & Co., served as a lead active bookrunner for the initial public offering of AIG’s Life and Retirement business, Corebridge Financial, Inc. (“Corebridge”), for which it received $6,321,671 for its services. In addition, Piper Sandler & Co. also served as an active bookrunner of the Corebridge follow-on common stock offering in June 2023, for which it received $3,108,677 for its services.

AIG’s press release announcing Mr. Dunne’s election is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Press release of American International Group, Inc., dated December 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated December 4, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: December 4, 2023	By:	/s/ Ariel R. David
		Name:	Ariel R. David
		Title:	Vice President and Deputy Corporate Secretary